FORM 8-K
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 8, 2005
KAISER ALUMINUM CORPORATION
(Exact name of Registrant as Specified in its Charter)

Delaware	1-9447	94-3030279
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

27422 Portola Parkway, Suite 350
Foothill Ranch, California	92610-2831
(Address of Principal Executive Offices)	(Zip Code)
(949) 614-1740
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On September 8, 2005, Kaiser Aluminum Corporation (the “Company”) issued a press release announcing that the United States Bankruptcy Court for the District of Delaware (the “Court”) had approved the disclosure statement with respect to the Second Amended Joint Plan of Reorganization for the Company, Kaiser Aluminum & Chemical Corporation and 19 of their subsidiaries (the “Kaiser Aluminum Amended Plan”). The Company expects to commence a 60-day solicitation of acceptances of the Kaiser Aluminum Amended Plan by creditors by September 15, 2005. The Court has scheduled confirmation hearings with respect to the Kaiser Aluminum Amended Plan for January 9, 2006 and January 10, 2006. Because the Kaiser Aluminum Amended Plan reflects previously disclosed agreements reached with the Company’s major creditor constituents, the Company is optimistic that it will receive the necessary acceptances for plan confirmation. However, no assurance can be given that the Kaiser Aluminum Amended Plan will ultimately receive the necessary acceptances by creditors, be confirmed by the Court or receive the requisite approval of the U.S. District Court, or that the transactions contemplated by the Kaiser Aluminum Amended Plan will ultimately be consummated.
     The disclosure statement with respect to the Kaiser Aluminum Amended Plan contains certain projections (the “Projections”) of financial performance for the fiscal years 2005 through 2008. The debtors do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. The Company refers to the limitations and qualifications included in the disclosure statement, including without limitation those set forth under the captions “Reorganized Kaiser — Projected Financial Information — Principal Assumptions” and “New Common Stock — Risk Factors — Risks Relating to Certain Financial Information Regarding the Reorganized Debtors” with respect to the Projections.
     A copy of the press release announcing the Court’s decision is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Copies of the Kaiser Aluminum Amended Plan and the disclosure statement with respect to the Kaiser Aluminum Amended Plan are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
( c ) Exhibits

*	99.1	Press Release dated September 8, 2005

*	99.2	Second Amended Joint Plan of Reorganization for Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates.

*	99.3
Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Second Amended Joint Plan of Reorganization for Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates

*	Included with this filing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION
(Registrant)

	By:	/s/ Daniel D. Maddox

Daniel D. Maddox
Dated: September 13, 2005		Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Press Release dated September 8, 2005 *

Exhibit 99.2	Second Amended Joint Plan of Reorganization for Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates*

Exhibit 99.3	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code with Respect to the Second Amended Joint Plan of Reorganization for Kaiser Aluminum Corporation, Kaiser Aluminum & Chemical Corporation and Certain of Their Debtor Affiliates*

*	Included with this filing.